 Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Space Coast Credit Union (the “Company”)

J.P. Morgan Securities LLC

BofA Securities, Inc.

Stifel, Nicolaus & Company, Incorporated

(together, the “Specified Parties”)

Re: SCCU Auto Receivables Trust 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Loan Pool ($750mm) June 2025.xlsx,” provided by the Company on July 3, 2025, containing information on 20,089 motor vehicle retail installment sale contracts (the “Receivables”) as of June 30, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by SCCU Auto Receivables Trust 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts, percentages, and Remaining Term to Maturity were within $1.00, 0.1%, and 1 month, respectively.
•	The term “Cutoff Date” means June 30, 2025.
•	The term “Fiserv DNA System” means the Company’s core servicing system, which contains a “Transaction History” screen and a “Relationship Profile” screen.
•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit C which the Company informed us are acceptable forms of insurance document.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit C which the Company informed us are acceptable forms of title document.
•	The term “Acceptable Company Names” means the company names listed in Exhibit C, which the Company informed us are acceptable names for the Company that can appear in the Title Document as the lien holder, owner, security interest holder, or secured party.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Receivable File” means the following documents provided by the Company for the Selected Receivables (defined below) as applicable:
–	“Transaction History” screen in the Fiserv DNA System
–	“Relationship Profile” screen in the Fiserva DNA System
–	Credit Application
–	Credit Report
–	Installment Sale Contract
–	Insurance Document
–	Redisclosure Letter
–	Title Document
–	Electronic mail correspondence from the Company on July 15, 2025, containing the mapping for vehicle makes and vehicle models (the “Vehicle Make and Model Mapping”)

We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor or the Company.

•	The term “Provided Information” means the Cutoff Date, Acceptable Company Names, Instructions and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.
B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Instructions
Account Number	“Transaction History” screen in the Fiserva DNA System
Vehicle Identification Number (VIN)	Installment Sale Contract

Attribute	Receivable File/Instructions
Origination Date	“Transaction History” screen in the Fiserva DNA System
Monthly P&I Payment	Installment Sale Contract, Redisclosure Letter
Original Amount Financed	Installment Sale Contract
Original Term To Maturity	Installment Sale Contract
Annual Percentage Rate (APR)	Installment Sale Contract, Redisclosure Letter
Model Type (New/Used)	Installment Sale Contract
Vehicle Model Year	Installment Sale Contract
Vehicle Make	Installment Sale Contract, Vehicle Make and Model Mapping
Vehicle Model (Excluding Trim Or Engine Type)	Installment Sale Contract, Vehicle Make and Model Mapping
Borrower State (Current)	Installment Sale Contract, “Relationship Profile” screen in the Fiserva DNA System
First Payment Date	Installment Sale Contract
Remaining Term to Maturity	Recompute as the difference in months between (i) the First Payment Date plus Original Term to Maturity appearing in the Installment Sale Contract, and (ii) the Cutoff Date
Loan credit score (used for decision)	Credit Report

We found such information to be in agreement except as listed in Exhibit B.

C.	For each Selected Receivable, we observed the presence of the following in the Receivables File:

Title Document. We were instructed by the Company to observe one of the Acceptable Company Names on the Title Document as the legal owner, lien holder, owner, security interest holder, or secured party.

Proof of Insurance

Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

Truth-in-Lending Disclosure Statement in Installment Sale Contract

Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 17, 2025

Exhibit A

The Selected Receivables

Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]
1	20251001	51	20251051	101	20251101
2	20251002	52	20251052	102	20251102
3	20251003	53	20251053	103	20251103
4	20251004	54	20251054	104	20251104
5	20251005	55	20251055	105	20251105
6	20251006	56	20251056	106	20251106
7	20251007	57	20251057	107	20251107
8	20251008	58	20251058	108	20251108
9	20251009	59	20251059	109	20251109
10	20251010	60	20251060	110	20251110
11	20251011	61	20251061	111	20251111
12	20251012	62	20251062	112	20251112
13	20251013	63	20251063	113	20251113
14	20251014	64	20251064	114	20251114
15	20251015	65	20251065	115	20251115
16	20251016	66	20251066	116	20251116
17	20251017	67	20251067	117	20251117
18	20251018	68	20251068	118	20251118
19	20251019	69	20251069	119	20251119
20	20251020	70	20251070	120	20251120
21	20251021	71	20251071	121	20251121
22	20251022	72	20251072	122	20251122
23	20251023	73	20251073	123	20251123
24	20251024	74	20251074	124	20251124
25	20251025	75	20251075	125	20251125
26	20251026	76	20251076	126	20251126
27	20251027	77	20251077	127	20251127
28	20251028	78	20251078	128	20251128
29	20251029	79	20251079	129	20251129
30	20251030	80	20251080	130	20251130
31	20251031	81	20251081	131	20251131
32	20251032	82	20251082	132	20251132
33	20251033	83	20251083	133	20251133
34	20251034	84	20251084	134	20251134
35	20251035	85	20251085	135	20251135
36	20251036	86	20251086	136	20251136
37	20251037	87	20251087	137	20251137
38	20251038	88	20251088	138	20251138
39	20251039	89	20251089	139	20251139
40	20251040	90	20251090	140	20251140
41	20251041	91	20251091	141	20251141
42	20251042	92	20251092	142	20251142
43	20251043	93	20251093	143	20251143
44	20251044	94	20251094	144	20251144
45	20251045	95	20251095	145	20251145
46	20251046	96	20251096	146	20251146
47	20251047	97	20251097	147	20251147
48	20251048	98	20251098	148	20251148
49	20251049	99	20251099	149	20251149
50	20251050	100	20251100	150	20251150

(1) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s actual account numbers.

Exhibit B

Exceptions List

Selected Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
44	20251044	First Payment Date	12/10/2024	11/25/2024
131	20251131	First Payment Date	5/16/2025	5/15/2025

Exhibit C

Insurance Document

•	Agreement for Purchaser to Provide Accidental Physical Damage Coverage
•	Agreement to Furnish Insurance Policy
•	Agreement to Maintain Physical Damage Insurance
•	Agreement to Provide Accidental Physical Damage Insurance
•	Agreement to Provide Insurance
•	Application for Coverage
•	Auto Insurance Policy Declarations
•	Automobile Insurance Coverage
•	Confirmation Of Accidental Physical Damage Insurance
•	Florida Automobile Insurance Identification Card
•	Insurance Binder
•	Insurance Card
•	Insurance Coverage Acknowledgment
•	Insurance Renewal Document
•	Insurance Verification
•	Personal Auto Declaration
•	Verification of Insurance
•	Verification of Coverage

Title Document

•	Application for Certificate of Motor Vehicle Title
•	Application for Certificate of Title With/Without Registration
•	Electronic Title with Electronic Lien
•	Service Agreement and Registration Application

Acceptable Company Names

•	Space Coast Credit Union
•	Space Coast CU
•	SCCU